UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2013


                          Red Giant Entertainment, Inc.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                    001-34039                   98-0471928
(State or other Jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

 614  Hwy. 50, Suite 235, Clermont, FL                              34711
(Address of principal executive offices)                          (Zip code)

                                 (866) 926-6427
              (registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

     On April 10, 2013, Red Giant Enterprises, Inc. (the "Registrant") issued the press release attached hereto as Exhibit 99.1 announcing the Registrant's joining with Lin Pictures to co-produce a feature film based on the Registrant's comic book property, WAYWARD SONS:LEGENDS.

     In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

                                  EXHIBIT TABLE

Exhibit No.                        Description
-----------                        -----------
99.1          Press Release of the Registrant dated April 10, 2013.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2013                      RED GIANT ENTERTAINMENT, INC.


                                          By: /s/ Benny Powell
                                              ----------------------------------
                                          Name:  Benny Powell
                                          Title: President

                                       3